                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                                      N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5022

                                  Skyline Funds
               (Exact name of registrant as specified in charter)

                       311 South Wacker Drive, Suite 4500
                                Chicago, IL 60606
               (Address of principal executive offices) (Zip Code)

William M. Dutton                             Alan Goldberg
Skyline Funds                                 Bell, Boyd & Lloyd LLC
311 South Wacker Drive, Suite 4500            Three First National Plaza, #3300
Chicago, IL 60606                             Chicago, IL 60602
                    (Name and address of agents for service)

Registrant's telephone number, including area code: (312) 913-0900

Date of fiscal year end: 12/31/04

Date of reporting period: 06/30/04

ITEM 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT -- JUNE 30, 2004

SKYLINE SPECIAL
EQUITIES PORTFOLIO

[GRAPHIC]

SKYLINE SPECIAL EQUITIES PORTFOLIO

[SKYLINE FUNDS LOGO]

COMMENTARY(1)

                                                                   June 30, 2004

OVERVIEW

The Fund generated a loss of 0.98% for the second quarter, compared to a 0.47% gain for the Russell 2000 Index and a 0.85% gain for the Russell 2000 Value Index. The modest gains posted by small cap stocks in the second quarter were the lowest since the first quarter of 2003 and ended a string of four consecutive quarters of more substantial gains. Year to date, the Fund rose 5.04%, compared to a 6.76% increase for the Russell 2000 Index and a 7.83% increase for the Russell 2000 Value Index.

We are disappointed by the results generated by the Fund during the second quarter. The smallest and riskiest stocks, which had been the strongest performing segment of the small cap market throughout most of 2003 and early 2004, were the poorest performing stocks during the second quarter. In this environment, we would have expected that the Fund, which consists of larger, higher quality companies, would have performed well relative to its benchmarks. However, earnings disappointments among a handful of stocks that carried relatively heavy weightings in the Fund detracted from performance during the quarter.

MARKET REVIEW

Stocks posted modest gains during the second quarter, as indicated by a gain of 0.47% for the Russell 2000 Index, a 0.85% increase for the Russell 2000 Value Index and a 1.72% increase for the S&P 500 Index. For the first six months of the year, the Russell 2000 Index increased 6.76%, the Russell 2000 Value Index was up 7.83%, and the S&P 500 Index rose 3.44%.

A surprisingly strong employment report on April 2, combined with subtle changes in the language the Fed used to communicate its intentions with regards to future rate increases, led to an increase in interest rates during the second quarter. The yield on the 10-Year Treasury Bond, which rose from 3.53% on June 30, 2003, to 3.90% on April 1, 2004, increased sharply after the employment report and ended the second quarter at 4.62%. On the last day of the quarter, the Federal Open Market Committee announced that it was raising its target for the Fed Funds rate by 25 basis points to 1 1/4%, confirming investor expectations. Equity markets, which had risen steadily the previous four quarters, stalled in the second quarter in response to the increase in interest rates as investors were forced to focus on the potential impact those higher rates might have on economic activity and stock price valuations.

For the first time in five quarters, small cap stocks underperformed large cap stocks during the second quarter, as indicated by the Russell 2000 Index's 0.47% gain compared to the 1.72% gain for the S&P 500 Index. Despite the outperformance of large cap stocks during the second quarter, year to date, small cap stocks have performed better, as indicated by the Russell 2000 Index's 6.76% gain compared to the

3.44% gain posted by the S&P 500 Index. The strong performance of small cap stocks relative to large cap stocks since March 2000 has eliminated the enormous valuation disparity that existed between large and small stocks at that time. Although a return to extreme disparity in relative valuations cannot be ruled out, it is our belief that differences in performance between small and large stocks will be more dependent on which group delivers better earnings results.

In terms of sector performance, energy-related and industrial sectors performed best in the Russell 2000 Value Index during the second quarter. Energy-related stocks benefited from higher oil and gas prices. In early May, for the first time in 13 years, oil prices, driven by strong demand and concerns about supply disruptions, exceeded $40 per barrel. The producer durables, autos and transportation, and materials and processing sectors all performed well during the second quarter in response to the continuing rebound in the industrial portion of the economy. Technology stocks were the worst performing sector of the Index during the second quarter, as investors tempered their growth expectations for the sector. The Index's health care stocks also performed poorly during the quarter, as biotech and pharmaceutical stocks gave back some of their recent strong gains. The financial services and utilities sectors, which were among the weaker performers during the quarter, were negatively impacted by higher interest rates. On a year-to-date basis, sector performance was similar to the second quarter, with the exceptions being consumer discretionary and health care, both of which performed much better in the first quarter than second quarter, and autos and transportation, which rebounded in the second quarter after a weak first quarter.

PORTFOLIO REVIEW

The Fund's sector weightings did not have a significant impact on overall portfolio performance relative to the Russell 2000 Value Index. On the positive side, the Fund was overweighted in the strong performing producer durables and materials and processing sectors, while underweighted in the poorer performing financial services and utilities sectors. On the negative side, the Fund was underweighted in the top performing energy sector, while overweighted in the poorer performing health care and technology sectors.

The Fund trailed the Indexes during the quarter primarily due to stock selection. In particular, the poor performance of a handful of stocks that were heavily weighted in the Fund detracted from performance. For the most part, these stocks suffered from weaker than expected fundamentals. The impact was felt most severely in the consumer discretionary sector, where earnings disappointments reported by four companies with relatively high weightings led to a 7.7% decline for the sector during the quarter compared to a 0.8% gain for the corresponding sector of the Russell 2000 Value Index. Three of those four stocks were home-furnishings related, an area of the market that was exceptionally weak. On a more positive note, five of the top ten performing stocks during the quarter were in the producer durables sector, which helped lead that sector of the Fund to a 13.3% gain compared to a 6.2% rise for the corresponding sector of the Index.

On a year-to-date basis, sector performance was similar to the second quarter. The underperformance of the Fund was due primarily to stock selection rather than sector weightings. As was the case in the second quarter, producer durables stocks contributed the most to the Fund's relative performance during the first six months of the year, while consumer discretionary stocks detracted the most.

OUTLOOK

Over the last five years, we have witnessed and reported on major imbalances in the financial markets. We believed that the significantly higher valuations awarded growth stocks compared to value stocks and large cap stocks compared to small cap stocks in the 1998 to early 2000 time frame were unsustainable. More recently, we commented on the potential for extremely attractive returns for equity investors, particularly when compared to those available to holders of fixed-income securities. Those imbalances created an enormous opportunity for the Fund on both an absolute and relative basis. In fact, from March 1, 2000 through June 30, 2004, the Fund rose 103.38% versus an 8.38% return for the Russell 2000 Index, an 89.02% return for the Russell 2000 Value Index, a 36.88% loss for the Russell 2000 Growth Index, and a 10.94% loss for the S&P 500 Index.

The current market environment appears to us to be much more in balance than it has been in some time. There does not appear to be great disparities in valuations between large and small stocks or growth and value stocks. Overall equity valuations appear reasonable given the level of interest rates. If our optimism on the outlook for earnings growth proves correct, stock prices should benefit. However, the economic environment necessary for sustained earnings growth will likely lead to rising interest rates, which in turn may limit P/E multiple expansion. In this environment, individual stock selection will be critical. We are confident that we have the resources to successfully identify the best opportunities.

PERFORMANCE (%)(1)

                               2Q                                                                 SINCE
                              2004*      YTD*       1 YR      3 YRS      5 YRS      10 YRS     INCEPTION(2)
SPECIAL EQUITIES               -0.98       5.04      29.27      11.57      10.60      12.46           14.13

RUSSELL 2000 VALUE              0.85       7.83      35.17      12.16      12.82      13.91           12.21

RUSSELL 2000                    0.47       6.76      33.37       6.24       6.63      10.93            9.55

S&P 500                         1.72       3.44      19.11      -0.69      -2.17      11.87           10.96

CALENDAR YEARS                2003       2002       2001       2000       1999       1998       1997       1996
 SPECIAL EQUITIES               40.7       -7.3       13.9       24.2      -13.3       -7.2       35.4       30.4

 RUSSELL 2000 VALUE             46.0      -11.4       14.0       22.8       -1.5       -6.5       31.8       21.4

 RUSSELL 2000                   47.3      -20.5        2.5       -3.0       21.3       -2.6       22.4       16.5

 S&P 500                        28.7      -22.1      -11.9       -9.2       21.1       28.8       33.4       23.3

CALENDAR YEARS                1995       1994       1993       1992       1991       1990       1989       1988      1987(2)
 SPECIAL EQUITIES               13.8       -1.2       22.9       42.5       47.4       -9.3       24.0       29.7      -16.9

 RUSSELL 2000 VALUE             25.8       -1.6       23.8       29.1       41.7      -21.8       12.4       29.5      -21.5

 RUSSELL 2000                   28.4       -1.8       18.9       18.4       46.1      -19.5       16.2       24.9      -24.3

 S&P 500                        37.5        1.3       10.0        7.7       30.6       -3.2       31.4       16.5      -12.0

  The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Not annualized.

PORTFOLIO CHARACTERISTICS(1)

                                                   SPECIAL     RUSSELL 2000
                                                  EQUITIES        VALUE       RUSSELL 2000     S&P 500
P/E RATIO (EXCLUDING NEGATIVE EARNINGS)            17.2           17.4           20.4           19.0
PRICE/BOOK                                         1.89           1.63           2.17           2.97
PRICE/SALES                                        0.75           0.77           1.04           1.56
--------------------------------------------------------------------------------------------------------
EPS GROWTH--3 YRS (HISTORICAL)                     15.7%           5.1%          10.5%           8.2%
EPS GROWTH--1 YR (FORECASTED)                      28.2%          29.8%          46.0%          26.7%
--------------------------------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.                        $1.5 billion   $864 million   $854 million   $51 billion
ASSETS                                          $546 million
NUMBER OF HOLDINGS                                  73
========================================================================================================
TICKER SYMBOL:                                     SKSEX
CUSIP:                                           830833208
NET ASSET VALUE (PER SHARE):                      $29.18
INITIAL INVESTMENT:                               $1,000
SUBSEQUENT INVESTMENT:                             $100

SECTOR PERFORMANCE (%)(1) (AS OF JUNE 30, 2004)

                                    2Q 2004**

                                            RUSSELL
                                 SPECIAL      2000     RUSSELL
                                 EQUITIES    VALUE       2000
Producer Durables                    13.3        6.2        4.8
---------------------------------------------------------------
Materials And Processing              6.8        5.2        4.2
---------------------------------------------------------------
Health Care                           6.0       -3.1        2.1
---------------------------------------------------------------
Autos And Transportation              3.4        5.9        8.3
---------------------------------------------------------------
Other Energy                          2.7       12.4       12.7
---------------------------------------------------------------
Technology                           -3.4       -4.4       -5.5
---------------------------------------------------------------
Financial Services                   -4.0       -2.5       -2.5
---------------------------------------------------------------
Consumer Discretionary               -7.7        0.8        0.2
---------------------------------------------------------------
Consumer Staples                     -9.7        4.2        2.1
---------------------------------------------------------------
Integrated Oils                       NA*       24.5       24.5
---------------------------------------------------------------
Other                                 NA*        8.0        8.4
---------------------------------------------------------------
Utilities                             NA*        0.0        1.4

                                   YTD 2004**

                                            RUSSELL
                                 SPECIAL      2000     RUSSELL
                                 EQUITIES    VALUE       2000
Producer Durables                    23.2       11.1        7.7
---------------------------------------------------------------
Health Care                          12.5        7.1       10.8
---------------------------------------------------------------
Autos And Transportation             12.3        3.9        6.0
---------------------------------------------------------------
Materials And Processing              8.8       10.2        9.2
---------------------------------------------------------------
Financial Services                    3.8        5.6        4.9
---------------------------------------------------------------
Other Energy                          2.5       27.1       25.8
---------------------------------------------------------------
Consumer Discretionary                1.7       12.0       10.9
---------------------------------------------------------------
Technology                           -1.2       -1.7       -4.2
---------------------------------------------------------------
Consumer Staples                     -2.3        6.3        8.9
---------------------------------------------------------------
Integrated Oils                        NA       29.0       27.8
---------------------------------------------------------------
Other                                  NA       14.7       15.0
---------------------------------------------------------------
Utilities                              NA        2.7        5.2

* not applicable
** not annualized

TOP TEN HOLDINGS(3)

                                                             % OF NET ASSETS
AIRGAS, INC.
   Gas distributor                                               2.7%
DAVITA INC.
   Provider of dialysis services                                 2.4%
DELPHI FINANCIAL GROUP, INC.
   Accident & health insurance                                   2.2%
PENTAIR, INC.
   Industrial conglomerate                                       2.1%
CBRL GROUP, INC.
   Family dining                                                 2.1%
SPARTECH CORPORATION
   Plastics producer                                             2.0%
COMMERCE BANCSHARES, INC
   Regional bank                                                 2.0%
FURNITURE BRANDS INTERNATIONAL, INC.
   Furniture manufacturer                                        2.0%
ISTAR FINANCIAL INC.
   Commercial real estate lender                                 1.8%
IDEX CORPORATION
   Specialty pump products                                       1.8%
TOP TEN HOLDINGS                                                21.1%

[CHART]

SECTOR WEIGHTINGS(3) (AS OF JUNE 30, 2004)

Autos & Transportation                    4.3%
Cash                                      1.9%
Consumer Discretionary                   23.3%
Consumer Staples                          1.3%
Financial Services                       23.9%
Health Care                               6.5%
Materials & Processing                   14.2%
Other Energy                              2.5%
Producer Durables                        12.2%
Technology                                9.9%

STOCK HIGHLIGHTS(3)

BENCHMARK ELECTRONICS, INC. (BHE)

Benchmark Electronics, Inc. is a provider of electronic manufacturing services to original equipment manufacturers. BHE provides engineering, procurement, circuit board assembly, final assembly and testing. BHE serves customers in the computer, medical, industrial and telecommunications markets. We believe that electronic manufacturing services is a growth industry as more and more companies are outsourcing to companies like BHE. BHE has won numerous new programs that should ramp into meaningful incremental revenues over the next 12-18 months. BHE's balance sheet is quite strong with almost $7.00 per share of cash and no debt. BHE's shares trade at a reasonable mid-teens valuation after adjusting for the net cash position and we believe that BHE will enjoy mid-teens earnings growth over the foreseeable future.

WESTCORP INC. (WES)

Westcorp Inc. is one of the largest independent automobile finance companies with a focus on pre-owned automobiles and more creditworthy customers. We believe earnings will grow by more than 35% in 2004 and 15-18% over the next several years thereafter. Earnings growth is being driven by a significant improvement in credit quality, leading to lower credit costs. Credit quality is improving due to an increasing percentage of originations coming from prime/lower risk automobile loans as well as an improving economy. WES should also benefit from higher growth rates in their newer east coast operations. In addition, we believe that profitability will improve as the east coast operations achieve greater economies of scale. Despite the strong earnings growth and high returns the company is experiencing, the stock is selling at a low P/E.

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended June 30, 2004, and for the period April 23, 1987 (inception) through June 30, 2004, is an average annual return calculation which is described in the Fund's Statement of Additional Information.

     The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in the United States. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Dow Jones Industrial Average is an average of the stock prices of 30 major corporations in the United States. The NASDAQ Composite Index is an unmanaged, market-value weighted index which measures all domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The acronym stands for National Association of Securities Dealers Automated Quotations system. All figures take into account reinvested dividends. You cannot invest directly in an index.

     Sources: Frank Russell Company and FactSet.

(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks, including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

THE DISCUSSION OF THE FUND'S INVESTMENTS AND INVESTMENT STRATEGY REPRESENT THE VIEWS OF SKYLINE ASSET MANAGEMENT, L.P., THE FUND'S INVESTMENT ADVISER, AT THE TIME OF THIS REPORT. THE INVESTMENTS OF THE FUND ARE SUBJECT TO CHANGE AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY INDIVIDUAL SECURITIES.

DISTRIBUTOR: FUNDS DISTRIBUTOR, INC.

GLOSSARY OF INVESTMENT TERMS

EARNINGS PER SHARE (EPS) A company's net income divided by its outstanding shares.

EARNINGS PER SHARE GROWTH -- 3 YRS (HISTORICAL) The compounded annual growth rate of a company's EPS over the last 3 years.

EARNINGS PER SHARE GROWTH -- 1 YR (FORECASTED) Analysts' consensus forecast for a company's growth in operating EPS over the immediate future 12 months.

MEDIAN MARKET CAP An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest below it.

PRICE/BOOK RATIO The share price of a stock divided by its net worth, or book value, per share.

PRICE/EARNINGS (P/E) RATIO The ratio of a stock's current price to its per-share earnings over the past 12 months. For a fund, the price/earnings ratio is the weighted average P/E of the stocks in that fund. P/E is an indicator of market expectations about corporate prospects.

PRICE/SALES RATIO The ratio of a stock's current price to its per-share revenue over the past 12 months.

PORTFOLIO HOLDINGS AS OF JUNE 30, 2004

                                                               COMPANY                    NUMBER           MARKET
                                                             DESCRIPTION                  SHARES           VALUE
                                                     ------------------------------   --------------   --------------
COMMON STOCKS

AUTOS & TRANSPORTATION -- 4.3%
   OTHER TRANSPORTATION -- 3.2%
Interpool, Inc.                                      Container leasing firm                  306,700   $    5,075,885
Laidlaw International, Inc. (a)                      Provider of transportation
                                                     services                                459,500        5,955,120
Ryder System, Inc.                                   Truck leasing company                   164,400        6,587,508
                                                                                                       --------------
                                                                                                           17,618,513

   TRUCKING -- 1.1%
Werner Enterprises Inc.                              Truckload carrier                       295,557        6,236,253
                                                                                                       --------------
   TOTAL AUTOS & TRANSPORTATION                                                                            23,854,766

CONSUMER DISCRETIONARY -- 23.3%
   COMMERCIAL SERVICES -- 6.1%
IKON Office Solutions, Inc.                          Distributor of copiers                  694,000        7,960,180
ProQuest Company (a)                                 Information content provider            286,000        7,793,500
Source Interlink
   Companies, Inc. (a)                               Distributor of magazines                352,900        3,924,248
United Stationers Inc. (a)                           Office products distributor             169,200        6,720,624
Watson Wyatt & Company
   Holdings                                          Benefit consulting company              251,900        6,713,135
                                                                                                       --------------
                                                                                                           33,111,687

   CONSUMER PRODUCTS/SERVICES -- 8.7%
Furniture Brands Int'l., Inc.                        Furniture manufacturer                  426,700       10,688,835
Gildan Activewear, Inc. (a)                          T-shirt manufacturer                    189,000        5,424,300
Polaris Industries Inc.                              Snowmobiles, ATVs,
                                                     motorcycles                             148,300        7,118,400
School Specialty, Inc. (a)                           Non-textbook school supplies            260,403        9,455,233
Scotts Company (a)                                   Turf & horticultural products           105,900        6,764,892
The Toro Company                                     Turf maintenance products               116,500        8,163,155
                                                                                                       --------------
                                                                                                           47,614,815

   PRINTING/PUBLISHING 1.0%
Journal Communications                               Media communication
   Incorporated                                      company                                 297,000        5,592,510

   RESTAURANTS -- 3.0%
CBRL Group, Inc.                                     Family dining                           364,900       11,257,165
Ruby Tuesday, Inc.                                   Casual dining                           182,400        5,006,880
                                                                                                       --------------
                                                                                                           16,264,045

   RETAIL -- 4.5%
Borders Group, Inc.                                  Book retailer                           397,300        9,312,712
Linens 'n Things, Inc. (a)                           Home textiles and
                                                     housewares retailer                     303,500        8,895,585
Pier 1 Imports, Inc.                                 Home furnishings retailer               358,500        6,341,865
                                                                                                       --------------
                                                                                                           24,550,162

   TOTAL CONSUMER DISCRETIONARY                                                                           127,133,219

                                                               COMPANY                    NUMBER           MARKET
                                                             DESCRIPTION                  SHARES           VALUE
                                                     ------------------------------   --------------   --------------
CONSUMER STAPLES -- 1.3%
   CONSUMER STAPLES -- 1.3%
Del Monte Foods Co. (a)                              Canned foods                            678,700   $    6,895,592
                                                                                                       --------------
   TOTAL CONSUMER STAPLES                                                                                   6,895,592

FINANCIAL SERVICES -- 23.9%
   BANKS/THRIFTS -- 3.5%
Commerce Bancshares, Inc.                            Regional bank                           234,313       10,765,511
Netbank, Inc.                                        Savings bank                            448,900        4,906,477
Sterling Financial Corporation (a)                   Savings and loan                        116,830        3,723,372
                                                                                                       --------------
                                                                                                           19,395,360

   INSURANCE -- 13.4%
Amerus Group Co.                                     Life insurer                            171,700        7,108,380
Assured Guaranty LTD (a)                             Bond insurer                            381,500        6,466,425
Clark, Inc. (a)                                      Insurance brokerage and
                                                     consulting                              235,600        4,370,380
Conseco, Inc. (a)                                    Life insurer                            296,300        5,896,370
Delphi Financial Group, Inc.                         Accident & health insurance             274,268       12,204,926
Direct General Corporation                           Personal auto insurance                 186,300        6,010,038
Reinsurance Group of America                         Life reinsurer                          140,800        5,723,520
Scottish Re Group Limited                            Life reinsurer                          344,300        8,004,975
Selective Insurance Group, Inc.                      Property & casualty
                                                     insurance                               147,535        5,883,696
Triad Guaranty Inc. (a)                              Mortgage insurance                       79,813        4,645,117
U.S.I. Holdings Corporation (a)                      Insurance brokerage                     431,953        6,824,857
                                                                                                       --------------
                                                                                                           73,138,684

   OTHER FINANCIAL SERVICES -- 5.2%
Asset Acceptance Capital (a)                         Collector of charged-off
                                                     debt                                    358,100        6,087,700
Investment Technology
   Group, Inc. (a)                                   Trade execution firm                    511,600        6,543,364
MCG Capital Corporation                              Business development
                                                     company                                 441,100        6,784,118
Westcorp                                             Auto finance                            194,200        8,826,390
                                                                                                       --------------
                                                                                                           28,241,572

   REAL ESTATE INVESTMENT TRUSTS -- 1.8%
iStar Financial Inc.                                 Commercial real estate
                                                     lender                                  244,100        9,764,000
                                                                                                       --------------
   TOTAL FINANCIAL SERVICES                                                                               130,539,616

HEALTH CARE -- 6.5%
   HEALTH CARE SERVICES -- 6.5.%
Apria Healthcare Group Inc. (a)                      Home healthcare service
                                                     provider                                215,900        6,196,330
Centene Corporation (a)                              Medicaid managed care                   179,600        6,923,580
Davita Inc. (a)                                      Provider of dialysis services           433,650       13,369,430
Triad Hospitals, Inc. (a)                            Hospital operator                       247,100        9,199,533
                                                                                                       --------------
   TOTAL HEALTH CARE                                                                                       35,688,873

                                                               COMPANY                    NUMBER           MARKET
                                                             DESCRIPTION                  SHARES           VALUE
                                                     ------------------------------   --------------   --------------
MATERIALS & PROCESSING -- 14.2%
   BUILDING/CONSTRUCTION PRODUCTS -- 4.3%
Hughes Supply, Inc.                                  Construction/industrial
                                                     supplies                                157,200   $    9,263,796
Jacuzzi Brands, Inc. (a)                             Manufacturer of bath and
                                                     plumbing products                       614,800        4,955,288
York International Corporation                       Manufacturer of HVAC
                                                     products                                223,800        9,191,466
                                                                                                       --------------
                                                                                                           23,410,550
   ENGINEERING & CONSTRUCTION -- 1.2%
Shaw Group Inc. (a)                                  Engineering and construction
                                                     company                                 654,700        6,632,111
   PACKAGING & PAPER -- 1.4%
Albany International Corp.                           Manufacturer of paper
                                                     machine clothing                        221,300        7,426,828
   SPECIALTY CHEMICALS -- 7.3%
Airgas, Inc.                                         Gas distributor                         626,700       14,984,397
Cytec Industries, Inc.                               Specialty chemicals                     132,000        5,999,400
Minerals Technologies Inc.                           Specialty minerals                      142,200        8,247,600
Spartech Corp.                                       Plastics producer                       415,600       10,780,664
                                                                                                       --------------
                                                                                                           40,012,061
                                                                                                       --------------
   TOTAL MATERIALS & PROCESSING                                                                            77,481,550

OTHER ENERGY -- 2.5%
   EQUIPMENT & SERVICES -- 0.9%
Key Energy Services, Inc. (a)                        Workover services provider              534,600        5,046,624

   EXPLORATION & PRODUCTION -- 1.6%
Newfield Exploration
   Company (a)                                       Oil and gas producer                    152,900        8,522,646
                                                                                                       --------------
   TOTAL OTHER ENERGY                                                                                      13,569,270

PRODUCER DURABLES -- 12.2%
   AEROSPACE -- 1.6%
Curtiss-Wright Corporation                           Aerospace & defense
                                                     components mfg.                         153,800        8,642,022

   DIVERSIFIED MANUFACTURING -- 5.2%
Ametek, Inc.                                         Manufacturer of instruments
                                                     and specialty motors                    264,400        8,169,960
Crane Co.                                            Industrial conglomerate                 276,900        8,691,891
Pentair, Inc.                                        Industrial conglomerate                 344,000       11,572,160
                                                                                                       --------------
                                                                                                           28,434,011

   ELECTRICAL EQUIPMENT -- 1.1%
Acuity Brands, Inc.                                  Manufacturer of lighting
                                                     fixtures                                220,700        5,958,900

                                                               COMPANY                    NUMBER           MARKET
                                                             DESCRIPTION                  SHARES           VALUE
                                                     ------------------------------   --------------   --------------
   MACHINERY -- 4.3%
Flowserve Corporation (a)                            Pump & valve manufacturer               313,100   $    7,808,714
IDEX Corporation                                     Specialty pump products                 279,600        9,604,260
Kennametal Inc.                                      Metal-cutting tools                     138,300        6,334,140
                                                                                                       --------------
                                                                                                           23,747,114
                                                                                                       --------------
   TOTAL PRODUCER DURABLES                                                                                 66,782,047

TECHNOLOGY -- 9.9%
   DISTRIBUTION -- 2.1%
Synnex Corporation (a)                               Distributor of PCs and
                                                     peripherals                             247,200        3,881,040
Tech Data Corporation (a)                            Distributor of PCs and
                                                     peripherals                             201,400        7,880,782
                                                                                                       --------------
                                                                                                           11,761,822

   ELECTRONIC COMPONENTS -- 1.0%
KEMET Corporation (a)                                Capacitor manufacturer                  456,300        5,575,986

   OTHER TECHNOLOGY -- 3.3%
Benchmark Electronics, Inc. (a)                      Contract manufacturer                   236,000        6,867,600
Electronics for Imaging, Inc. (a)                    Products that support color
                                                     printing                                195,800        5,533,308
Park Electrochemical Corporation                     Advanced electronic
                                                     materials                               219,600        5,544,900
                                                                                                       --------------
                                                                                                           17,945,808
   SERVICES -- 2.4%
BearingPoint, Inc. (a)                               IT consulting                           908,700        8,060,168
Ceridian Corporation (a)                             Payroll processing                      218,800        4,923,000
                                                                                                       --------------
                                                                                                           12,983,168
   SOFTWARE -- 1.1%
eFunds Corporation (a)                               Provider of EFT software                344,608        6,030,640
                                                                                                       --------------
   TOTAL TECHNOLOGY                                                                                        54,297,424
                                                                                                       --------------
TOTAL COMMON STOCKS -- 98.1%
(Cost $426,408,740)                                                                                       536,242,357
                                                                                                       --------------
MONEY MARKET INSTRUMENTS
US Bank Demand Note, 1.11% (b)                                                                              4,140,450
US Bank Commercial Paper, 1.05%, due 07/01/04                                                               7,850,000
                                                                                                       --------------
TOTAL MONEY MARKET INSTRUMENTS -- 2.2%
(Cost $11,990,450)                                                                                         11,990,450
                                                                                                       --------------
TOTAL INVESTMENTS -- 100.3%
(Cost $438,399,190)                                                                                       548,232,807

OTHER ASSETS LESS LIABILITIES -- (0.3)%                                                                    (1,763,650)
                                                                                                       --------------
NET ASSETS -- 100%                                                                                     $  546,469,157
                                                                                                       ==============

(a)  Non-income producing security.

(b) Variable rate demand note. Interest rate is reset every seven days. Rate disclosed represents rate in effect on June 30, 2004.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 (UNAUDITED)

ASSETS
Investments, at value (Cost: $438,399,190)                                         $   548,232,807
Receivable for:
   Dividends and interest                                        $       287,234
   Fund shares sold                                                      184,435           471,669
                                                                 ---------------
Other assets                                                                               117,890
                                                                                   ---------------
Total assets                                                                           548,822,366

LIABILITIES & NET ASSETS
Payable for:
   Securities purchased                                          $     1,432,040
   Comprehensive management fee                                          640,193
   Fund shares redeemed                                                  163,086
   Trustees deferred compensation                                        117,890         2,353,209
                                                                 ---------------   ---------------
Net assets applicable to shares outstanding                                        $   546,469,157
                                                                                   ===============
Shares outstanding--no par value (unlimited number
   of shares authorized)                                                                18,728,334
                                                                                   ===============

PRICING OF SHARES
Net asset value, offering price and redemption price per share                     $         29.18
                                                                                   ===============

ANALYSIS OF NET ASSETS
Paid-in capital                                                                    $   382,706,941
Undistributed net investment loss                                                       (1,164,079)
Accumulated net realized gain on sales of investments                                   55,092,678
Net unrealized appreciation of investments                                             109,833,617
                                                                                   ---------------
Net assets applicable to shares outstanding                                        $   546,469,157
                                                                                   ===============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME
   Dividends                                                   $    2,433,349
   Interest                                                           119,564
                                                               --------------
Total investment income                                             2,552,913

EXPENSES:
   Comprehensive management fee                                     3,950,940
   Fees to unaffilliated trustees                                      25,622
                                                               --------------
Total expenses                                                      3,976,562
                                                               --------------

Net investment loss                                                (1,423,649)

Net realized and unrealized gain/loss on investments:
   Net realized gain on sales of investments                       42,682,931
   Change in unrealized appreciation                              (15,570,803)
                                                               --------------
Net realized and unrealized gain on investments                    27,112,128
                                                               --------------
Net increase in net assets resulting from operations           $   25,688,479
                                                               ==============

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                  PERIOD ENDED
                                                                     6/30/04         YEAR ENDED
                                                                   (UNAUDITED)        12/31/03
                                                                 ---------------   ---------------
From operations:
   Net investment loss                                           $    (1,423,649)  $    (1,085,666)
   Net realized gain on sales of investments                          42,682,931        41,784,701
   Change in unrealized appreciation                                 (15,570,803)      109,634,105
                                                                 ---------------   ---------------

Net increase in net assets resulting
   from operations                                                    25,688,479       150,333,140
Distributions to shareholders from net realized gains                         --       (27,937,092)

From fund share transactions:
   Proceeds from fund shares sold                                     52,490,724       139,277,671
   Reinvestment of dividends                                                  --        27,404,752
   Payments for fund shares redeemed                                 (56,285,050)     (143,342,383)
                                                                 ---------------   ---------------
Net decrease/increase in net assets resulting
   from share transactions                                            (3,794,326)       23,340,040
                                                                 ---------------   ---------------
Total increase in net assets                                          21,894,153       145,736,088
Net assets at beginning of year                                      524,575,004       378,838,916
                                                                 ---------------   ---------------
Net assets at end of period
   (including undistributed net investment
   loss of $1,164,079 and undistributed net
   investment income of $259,570, respectively)                  $   546,469,157   $   524,575,004
                                                                 ===============   ===============

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                             PERIOD ENDED        YEAR            YEAR              YEAR          YEAR             YEAR
                               6/30/04           ENDED           ENDED             ENDED         ENDED            ENDED
                             (UNAUDITED)        12/31/03        12/31/02          12/31/01      12/31/00        12/31/99
                            -----------------------------------------------------------------------------------------------
Net asset value at
   beginning of year        $       27.78     $       20.86   $       22.50   $       19.75   $       15.90   $       19.78
                            -------------     -------------   -------------   -------------   -------------   -------------
Income from
   Investment
   Operations
     Net investment
       loss                         (0.07)*           (0.06)*         (0.06)*         (0.04)*         (0.06)*         (0.14)*
     Net realized and
       unrealized
       gain/(loss) on
       investments                   1.47              8.54           (1.58)           2.79            3.91           (2.51)
                            -------------     -------------   -------------   -------------   -------------   -------------
       Total from
         investment
         operations                  1.40              8.48           (1.64)           2.75            3.85           (2.65)
                            -------------     -------------   -------------   -------------   -------------   -------------
Less distributions
   from net realized
   gains on
   investments                         --             (1.56)             --              --              --           (1.23)
                            -------------     -------------   -------------   -------------   -------------   -------------
Net asset value at
   end of period            $       29.18     $       27.78   $       20.86   $       22.50   $       19.75   $       15.90
                            =============     =============   =============   =============   =============   =============

Total Return                         5.04%(a)         40.71%          (7.29)%         13.92%          24.21%         (13.28)%

Ratios/Supplemental Data
   Ratio of expenses
     to average net
     assets                          1.46%b            1.48%           1.48%           1.49%           1.51%           1.48%
   Ratio of net
     investment
     loss to average
     net assets                     (0.52)%(b)        (0.26)%         (0.26)%         (0.16)%         (0.32)%         (0.32)%
   Portfolio turnover
     rate                              28%(a)            52%             81%             93%             92%             81%
   Net assets, end
     of period (in
     thousands)             $     546,469     $     524,575   $     378,839   $     374,945   $     286,951   $     220,346
                            =============     =============   =============   =============   =============   =============

*    Based on monthly average shares outstanding.
(a)  Not Annualized.
(b)  Ratios have been determined on an annualized basis.

NOTES TO FINANCIAL STATEMENTS

Skyline Funds is an open-end, diversified investment management company, the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999. The Fund's investment adviser is Skyline Asset Management, L.P. ("The Adviser"). The Fund seeks maximum capital appreciation primarily through investment in common stocks that The Adviser considers to be undervalued.

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees or a committee thereof.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued in the accompanying financial statements.

As of December 31, 2003 the Fund had no capital loss carryforwards.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications will be updated at the Fund's fiscal year-end.

On December 17, 2003, a distribution of $1.55614 per share was declared. The dividend was paid on December 19, 2003, to shareholders of record on December 18, 2003.

The tax character of distributions paid during 2003 was as follows:

   Distributions paid from:
   Ordinary income                     $   8,393,488
   Long-term capital gain                 19,543,604
                                       -------------
                                       $  27,937,092

Cost of investments for federal income tax purposes was substantially the same as book cost of $438,399,190 on June 30, 2004, net unrealized appreciation was $109,833,617, consisting of gross unrealized appreciation of $119,941,367 and gross unrealized depreciation of $10,107,750.

- LINE OF CREDIT - The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit not utilized. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. For the six month period ended June 30, 2004, there were no loans outstanding under the credit facility.

- USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                                        2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund incurs a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee incurred for the period ended June 30, 2004 was $3,950,940.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the period ended June 30, 2004, the Fund incurred fees of $25,622 to its unaffiliated trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of the Fund, as selected by the trustees. Investments in such funds are reflected as "Other Assets" on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

                                        3
                             FUND SHARE TRANSACTIONS

As of June 30, 2004, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                                       SHARES                         DOLLAR AMOUNT
                           -------------------------------   -------------------------------
                            PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                              6/30/04          12/31/03         6/30/04          12/31/03
                           -----------------------------------------------------------------
   Shares sold                  1,826,527        5,795,462   $   52,490,724   $  139,277,671
   Shares issued for
     reinvestment of
   dividends                            -          996,899                -       27,404,752
                           --------------   --------------   --------------   --------------
   Total shares issued          1,826,527        6,792,361       52,490,724      166,682,423
   Less shares redeemed        (1,979,032)      (6,070,255)     (56,285,050)    (143,342,383)
                           --------------   --------------   --------------   --------------
   Net decrease/increase         (152,505)         722,106   $   (3,794,326)  $   23,340,040
                           ==============   ==============   ==============   ==============

                                        4
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the period ended June 30, 2004, were as follows:

   Cost of purchases                        $  159,958,545
   Proceeds from sales                      $  142,608,134

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.828.2759, and on the Securities and Exchange Commission's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ending June 30, 2004, will be available by August 31, 2004, on the Securities and Exchange Commission's website at www.sec.gov or on the Fund's website at www.skylinefunds.com or without charge by calling 800.828.2759.

For 24-hour account information call: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours call:
1.800.828.2SKY and press 0 when prompted.

To learn more about our expertise in small cap value, please visit our website at www.skylinefunds.com

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                             Chicago, Illinois 60606

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing

Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) Certifications of William M. Dutton, President and Trustee of Skyline Funds and Benjamin J. Kim, Treasurer of Skyline Funds pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b) Certification of William M. Dutton, President and Trustee of Skyline Funds and Benjamin J. Kim, Treasurer of Skyline Funds pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Skyline Funds


By:   /s/ William M. Dutton
      ----------------------------------
      William M. Dutton
      President and Trustee
      (Principal Executive Officer)

Date: August 25, 2004
      ----------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ William M. Dutton
      ----------------------------------
      William M. Dutton
      President and Trustee
      (Principal Executive Officer)

Date: August 25, 2004
      ----------------------------------


By:   /s/ Benjamin J. Kim
      ----------------------------------
      Benjamin J. Kim
      Treasurer
      (Principal Financial Officer)

Date: August 25, 2004
      ----------------------------------